EXHIBIT 31.1
CERTIFICATION OF PRESIDENT AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 302(a) OF THE
SARBANES-OXLEY ACT OF 2002
I, Jeff M. Framer, certify that:
1.	I have reviewed this Amendment No. 1 to annual report on Form 10-K of Image Entertainment, Inc.; and
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 29, 2009	/s/ JEFF M. FRAMER
Jeff M. Framer
President and Chief Financial Officer